SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the                                           [X]
                 Registrant

                 Filed by a                                             [ ]
                 Party other than the
                 Registrant

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

  Fidelity New York Municipal
  Trust



Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or
       Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:


SPARTAN(registered trademark) NEW YORK MUNICIPAL INCOME FUND

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-   6666

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of SPARTAN NEW YORK MUNICIPAL INCOME FUND:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan New York Municipal Income Fund (the fund), a
series of Fidelity   (registered trademark)     New York Municipal
Trust, a single series trust (the trust), will be held at an office of the trust, 27 State Street, 10th Floor, Boston, Massachusetts 02109 on February 16, 2000, at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 1. To elect a Board of Trustees.

 2. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

 3. To authorize the Trustees to adopt an amended and restated
    Declaration of Trust.

 4. To approve an amended management contract for the fund.

 5. To modify the fund's fundamental investment objective and eliminate certain fundamental investment policies of the fund.

 6. To eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.

 7. To eliminate the fund's fundamental 20% investment policy.

 The Board of Trustees has fixed the close of business on December 20, 1999 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

December 20, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                                  VALID SIGNATURE

A. 1)          ABC Corp.                      John Smith, Treasurer

   2)          ABC Corp.                      John Smith, Treasurer

               c/o John Smith, Treasurer

B. 1)          ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)          ABC Trust                      Ann B. Collins, Trustee

   3)          Ann B. Collins, Trustee        Ann B. Collins, Trustee

               u/t/d 12/28/78

C. 1)          Anthony B. Craft, Cust.        Anthony B. Craft

               f/b/o Anthony B. Craft, Jr.

               UGMA



PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY NEW YORK MUNICIPAL TRUST:
SPARTAN NEW YORK MUNICIPAL INCOME FUND

TO BE HELD ON FEBRUARY 16, 2000

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity New York Municipal Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan New York Municipal Income Fund (the fund) and at any adjournments thereof (the Meeting), to be held on February 16, 2000 at 10:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about December 20, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information
Services Corp. (MIS)    o    r D.F. King & Co., Inc. may be paid on a
per-call basis to solicit shareholders on behalf of the fund at an
anticipated cost of approximately $   3,00    0. The expenses in
connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided the expenses do not exceed Spartan New York Municipal Income Fund's existing expense cap of 0.53%. Expenses exceeding the fund's expense cap will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), subadviser to the fund, is 1 Spartan Way, Merrimack, New Hampshire 03054.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 The fund may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by the fund, provided the expenses do not exceed the fund's existing expense cap,
as described on page        . Expenses exceeding the fund's expense
cap will be paid by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner
that proxies voted by mail may be revoked.        D.F. King &
Co.   ,     Inc. may be paid on a per-call basis for vote-by-phone
solicitations on behalf of the fund at an anticipated cost of
approximately $   4,0    00.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 On October 31, 1999 there were    92,122,654     shares of the fund
issued and outstanding.

 As of October 31, 1999, the nominees and officers of the trust owned, in the aggregate, less than 1% of the fund's outstanding shares.

 Shareholders of record at the close of business on December 20, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JANUARY 31, 1999 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED
JULY 31, 1999 CALL 1-800-54   4-6666     OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 7 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

 The following tables summarize the proposals applicable to the fund.

Proposal #  Proposal Description            Page

 1.         To elect a Board of Trustees.   5

 2.         To ratify the selection of      12
            Deloitte & Touche LLP as
            independent accountants of
            the fund.

 3.         To authorize the Trustees to    13
            adopt an amended and
            restated Declaration of Trust.

 4.         To approve an amended           14
            management contract for the
            fund.

 5.         To modify the fund's            19
            fundamental investment
            objective and eliminate
            certain fundamental
            investment policies of the
            fund.

 6.         To eliminate the fund's         20
            fundamental 80% investment
            policy and adopt a
            comparable non-fundamental
            policy.

 7.         To eliminate the fund's         20
            fundamental 20% investment
            policy.


1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity New York Municipal Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 Except for Ned C. Lautenbach   , whose appointment to the Board of
Trustees is effective January 1, 2000, all nominees     named below
are currently Trustees of Fidelity New York Municipal Trust and have served in that capacity continuously since originally elected or
appointed.        Robert M. Gates, William O. McCoy, and Robert C.
Pozen were selected by the trust's Nominating and Administration
Committee (see page    14    ) and were appointed to the Board in
March 1997, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the fund's investment adviser (FMR, or the Adviser), or the fund's distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity
Investments   (registered trademark)    , P.O. Box 9235, Boston,
Massachusetts 02205-9235. Except for Messrs. Lautenbach, Gates, McCoy,
and Pozen, each of the nominees is currently a Trustee of    5    7
registered investment companies advised by FMR. Messrs. Gates, McCoy,
and Pozen are currently Trustees of    55     registered investment
compan   ies     advised by FMR. Effective Janua   ry 1, 2000,     Mr.
Lautenbach    will be     a Trustee of    52     registered investment
companies advised by FMR.

 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)                Principal Occupation **         Year of Election or Appointment


Ralph F. Cox  (67)           President of RABAR              1991
                             Enterprises (management
                             consulting-engineering
                             industry, 1994). Prior to
                             February 1994, he was
                             President of Greenhill
                             Petroleum Corporation
                             (petroleum exploration and
                             production). Until March
                             1990, Mr. Cox was President
                             and Chief Operating Officer
                             of Union Pacific Resources
                             Company (exploration and
                             production). He is a
                             Director of USA Waste
                             Services, Inc.
                             (non-hazardous waste, 1993),
                             CH2M Hill Companies
                             (engineering), Rio Grande,
                             Inc. (oil and gas
                             production), and Daniel
                             Industries (petroleum
                             measurement equipment
                             manufacturer). In addition,
                             he is a member of advisory
                             boards of Texas A&M
                             University and the
                             University of Texas at Austin.

Phyllis Burke Davis  (68)    Prior to her retirement in      1992
                             September 1991, Mrs. Davis
                             was the Senior Vice
                             President of Corporate
                             Affairs of Avon Products,
                             Inc. She is currently a
                             Director of BellSouth
                             Corporation
                             (telecommunications), Eaton
                             Corporation (manufacturing,
                             1991), and the TJX
                             Companies, Inc. (retail
                             stores), and previously
                             served as a Director of
                             Hallmark Cards, Inc.
                             (1985-1991) and Nabisco
                             Brands, Inc. In addition,
                             she is a member of the
                             President's Advisory Council
                             of The University of Vermont
                             School of Business
                             Administration.

Robert M. Gates  (56)        Consultant, author, and         1997
                             lecturer (1993). Mr. Gates
                             was Director of the Central
                             Intelligence Agency (CIA)
                             from 1991-1993. From 1989 to
                             1991, Mr. Gates served as
                             Assistant to the President
                             of the United States and
                             Deputy National Security
                             Advisor. Mr. Gates is a
                             Director of LucasVarity PLC
                             (automotive components and
                             diesel engines), Charles
                             Stark Draper Laboratory
                             (non-profit), NACCO
                             Industries, Inc. (mining and
                             manufacturing), and TRW Inc.
                             (original equipment and
                             replacement products). Mr.
                             Gates also is a Trustee of
                             the Forum for International
                             Policy and of the Endowment
                             Association of the College
                             of William and Mary. In
                             addition, he is a member of
                             the National Executive Board
                             of the Boy Scouts of America.

*Edward C. Johnson 3d  (69)  President, is Chairman, Chief   1984
                             Executive Officer and a
                             Director of FMR Corp.; a
                             Director and Chairman of the
                             Board and of the Executive
                             Committee of FMR; Chairman
                             and a Director of Fidelity
                             Investments Money
                             Management, Inc. (1998),
                             Fidelity Management &
                             Research (U.K.) Inc., and
                             Fidelity Management &
                             Research (Far East) Inc.

Donald J. Kirk  (67)         Executive-in-Residence (1995)   1987
                             at Columbia University
                             Graduate School of Business
                             and a financial consultant.
                             From 1987 to January 1995,
                             Mr. Kirk was a Professor at
                             Columbia University Graduate
                             School of Business. Prior to
                             1987, he was Chairman of the
                             Financial Accounting
                             Standards Board. Mr. Kirk
                             previously served as a
                             Director of General Re
                             Corporation (reinsurance,
                             1987-1998) and Valuation
                             Research Corp. (appraisals
                             and valuations, 1993-1995).
                             He serves as Chairman of the
                             Board of Directors of
                             National Arts Stabilization
                             Inc., Chairman of the Board
                             of Trustees of the Greenwich
                             Hospital Association,
                             Director of the Yale-New
                             Haven Health Services Corp.
                             (1998), a Member of the
                             Public Oversight Board of
                             the American Institute of
                             Certified Public
                             Accountants' SEC Practice
                             Section (1995), and as a
                             Public Governor of the
                             National Association of
                             Securities Dealers, Inc.
                             (1996).

Ned C. Lautenbach  (55)      Partner of Clayton, Dubilier    2000
                             & Rice, Inc. (private equity
                             investment firm) since
                             September 1998. Mr.
                             Lautenbach was Senior Vice
                             President of IBM Corporation
                             from 1992 until his
                             retirement in July 1998.
                             From 1993 to 1995 he was
                             Chairman of IBM World Trade
                             Corporation. He also was a
                             member of IBM's Corporate
                             Executive Committee from
                             1994 to July 1998. He is a
                             Director of PPG Industries
                             Inc. (glass, coating and
                             chemical manufacturer),
                             Dynatech Corporation (global
                             communications equipment),
                             Eaton Corporation (global
                             manufacturer of highly
                             engineered products) and
                             ChoicePoint Inc. (data
                             identification, retrieval,
                             storage, and analysis).

*Peter S. Lynch  (57)        Vice Chairman and Director of   1990
                             FMR. Prior to May 31, 1990,
                             he was a Director of FMR and
                             Executive Vice President of
                             FMR (a position he held
                             until March 31, 1991); Vice
                             President of Fidelity
                             Magellan(registered
                             trademark) Fund and FMR
                             Growth Group Leader; and
                             Managing Director of FMR
                             Corp. Mr. Lynch was also
                             Vice President of Fidelity
                             Investments Corporate
                             Services (1991-1992). In
                             addition, he serves as a
                             Trustee of Boston College,
                             Massachusetts Eye & Ear
                             Infirmary, Historic
                             Deerfield (1989) and Society
                             for the Preservation of New
                             England Antiquities, and as
                             an Overseer of the Museum of
                             Fine Arts of Boston.

William O. McCoy  (66)       Vice President of Finance for   1997
                             the University of North
                             Carolina (16-school system,
                             1995). Prior to his
                             retirement in December 1994,
                             Mr. McCoy was Vice Chairman
                             of the Board of BellSouth
                             Corporation
                             (telecommunications, 1984)
                             and President of BellSouth
                             Enterprises (1986). He is
                             currently a Director of
                             Liberty Corporation (holding
                             company, 1984), Weeks
                             Corporation of Atlanta (real
                             estate, 1994), Carolina
                             Power and Light Company
                             (electric utility, 1996) and
                             the Kenan Transport Co.
                             (1996). Previously, he was a
                             Director of First American
                             Corporation (bank holding
                             company, 1979-1996). In
                             addition, Mr. McCoy serves
                             as a member of the Board of
                             Visitors for the University
                             of North Carolina at Chapel
                             Hill (1994) and for the
                             Kenan-Flager Business School
                             (University of North
                             Carolina at Chapel Hill,
                             1988).

Gerald C. McDonough  (71)    Chairman of G.M. Management     1989
                             Group (strategic advisory
                             services). Mr. McDonough is
                             a Director of York
                             International Corp. (air
                             conditioning and
                             refrigeration), Commercial
                             Intertech Corp. (hydraulic
                             systems, building systems,
                             and metal products, 1992),
                             CUNO, Inc. (liquid and gas
                             filtration products, 1996),
                             and Associated Estates
                             Realty Corporation (a real
                             estate investment trust,
                             1993). Mr. McDonough served
                             as a Director of
                             ACME-Cleveland Corp. (metal
                             working, telecommunications,
                             and electronic products)
                             from 1987-1996 and
                             Brush-Wellman Inc. (metal
                             refining) from 1983-1997.

Marvin L. Mann  (66)         Chairman of the Board of        1993
                             Lexmark International, Inc.
                             (office machines, 1991).
                             Prior to 1991, he held the
                             positions of Vice President
                             of International Business
                             Machines Corporation ("IBM")
                             and President and General
                             Manager of various IBM
                             divisions and subsidiaries.
                             Mr. Mann is a Director of
                             M.A. Hanna Company
                             (chemicals, 1993) and
                             Imation Corp. (imaging and
                             information storage, 1997).

*Robert C. Pozen  (53)       Senior Vice President, is       1997
                             also President and a
                             Director of FMR (1997); and
                             President and a Director of
                             Fidelity Investments Money
                             Management, Inc. (1998),
                             Fidelity Management &
                             Research (U.K.) Inc. (1997),
                             and Fidelity Management &
                             Research (Far East) Inc.
                             (1997). Previously, Mr.
                             Pozen served as General
                             Counsel, Managing Director,
                             and Senior Vice President of
                             FMR Corp.

Thomas R. Williams  (71)     President of The Wales Group,   1989
                             Inc. (management and
                             financial advisory
                             services). Prior to retiring
                             in 1987, Mr. Williams served
                             as Chairman of the Board of
                             First Wachovia Corporation
                             (bank holding company), and
                             Chairman and Chief Executive
                             Officer of The First
                             National Bank of Atlanta and
                             First Atlanta Corporation
                             (bank holding company). He
                             is currently a Director of
                             ConAgra, Inc. (agricultural
                             products), Georgia Power
                             Company (electric utility),
                             National Life Insurance
                             Company of Vermont, American
                             Software, Inc., and
                             AppleSouth, Inc.
                             (restaurants, 1992).



** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

 As of October 31, 1999, the nominees, Trustees and officers of the Trust and the fund owned, in the aggregate, less than 1% of the fund's outstanding shares.

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended January 31, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and
normally meets four times a year, or as required,    in conjunction
with m    eetings of the Board of Trustees. Currently, Messrs. Kirk
(Chairman), Gates and McCoy, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended January 31, 1999, the committee held six meetings.

 The trust's Nominating and Administration Committee is currently
composed of Messrs. McDonough (Chairman), Mann, Williams   , and E.
Bradley Jones (scheduled to retire at the end of 1999)    . The
committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended January 31, 1999, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended January 31, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

Trustees and Members  of the  Aggregate Compensation from  Total Compensation from the
Advisory Board                Spartan New York Municipal   Fund Complex*,A
                              Income FundB

Edward C. Johnson 3d**        $ 0                          $ 0

Abigail P. Johnson**,#        $ 0                          $ 0

J. Gary Burkhead**            $ 0                          $ 0

Ralph F. Cox                  $ 414                        $ 223,500

Phyllis Burke Davis           $ 409                        $ 220,500

Robert M. Gates               $ 414                        $ 223,500

E. Bradley Jones              $ 411                        $ 222,000

Donald J. Kirk                $ 419                        $ 226,500

Ned C. Lautenbach***          $ 0                          $ 0

Peter S. Lynch**              $ 0                          $ 0

William O. McCoy              $ 414                        $ 223,500

Gerald C. McDonough           $ 506                        $ 273,500

Marvin L. Mann                $ 414                        $ 220,500

Robert C. Pozen**             $ 0                          $ 0

Thomas R. Williams            $ 414                        $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund, Ms. Johnson,    and     Mr.
Burkhead are compensated by FMR.

*** During the period from October 14, 1999 through December 31 , 1999, Ned C. Lautenbach served as a Member of the Advisory Board of the trust. Mr. Lautenbach was appointed to the Board of Trustees of Fidelity New York Municipal Trust effective January 1, 2000.

# Effective April 1, 1999, Ms. Johnson serves as a Member of the
Advisory Board of certain trusts, including Fidelity New York
Municipal Trust.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as
follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039;    William O.
McCoy, $55,039; and     Thomas R. Williams, $63,433   .

B Compensation figures include cash.

 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

 By a vote of the non-interested Trustees, the firm of Deloitte & Touche LLP has been selected as independent accountants for the fund to sign or certify any financial statements of the fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment
without penalty.    Deloitte & Touche LLP has advised the fund that to
the best of its knowledge and belief, as of the record date, no Deloitte & Touche LLP professional had any direct or material indirect ownership interest in the fund inconsistent with the independence standards pertaining to accountants.

 For the fund's fiscal years ended January 31, 1999 and January 31,
1998, the firm of     PricewaterhouseCoopers LLP served as the fund's
independent accountants.    Effective February 18, 1999, the
non-interested Trustees selected the firm of Deloitte & Touche LLP as the independent accountants for the fund beginning with the fund's fiscal year ended January 31, 2000, upon the recommendation of the fund's Audit Committee.

 The independent accountants' audit reports for the fiscal years ended January 31, 1999 and January 31, 1998, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and the independent accountants on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

 The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. In recommending the selection of the fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives
of Deloitte & Touche LLP    and PricewaterhouseCoopers LLP     are not
expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED
   DECLARATION OF TRUST.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the fund of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the fund to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Declaration of Trust will NOT result in any changes in the fund's Trustees or officers or in the investment
policies        described in the fund's current prospectus.

 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997 and November 18, 1999, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On July 15, 1999 and November 18, 1999, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER
SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES OR CLASSES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate all or a portion of the trust or any of its series or classes. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the trust, a fund or class to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize all or a portion of the trust or any of its series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund or class. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust, fund, or class reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class's or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

 REFERENCES TO CLASSES. The New Declaration of Trust includes explicit references to "classes" of a fund in appropriate places throughout the document. Classes are often a more efficient way of offering a specific investment strategy to different types of investors without creating separate funds for each type of investor. Each class represents an interest in the same portfolio of securities but may be offered with different service features, distribution arrangements or fees. Although the Trustees are not prohibited from authorizing the issuance of classes of shares under the Current Declaration of Trust, the Trustees believe that it is appropriate to explicitly describe their ability, without a vote of Shareholders, to establish new classes of shares, to change or abolish existing classes of shares, to divide an existing fund into classes of shares, and to take any other action with respect to classes that they deem appropriate.

 INVESTMENT IN OTHER INVESTMENT COMPANIES. The New Declaration of Trust clarifies that the Trustees may authorize the investment of a portion of the fund's assets in one or more open-end investment
companies (   Fund-of-Funds     Structure). The current Declaration of
Trust explicitly allows the Trustees to authorize the fund to invest all of its assets in a single open-end investment company but does not specifically provide the Trustees with the ability to invest a portion of its assets in one or more investment companies. In a Fund-of-Funds Structure, each fund retains its own characteristics, but is able to
achieve efficiencies by consolidating portfolio management    for
some or all of its assets with other funds    or to achieve other
operational efficiencies    . The purpose of the Fund-of-Funds
Structure    generally     is to achieve operational efficiencies by
consolidating portfolio management for a portion of the fund's assets with other funds which invest a portion of their assets similarly. For example, three different funds with different allocations among stocks, bonds and money market investments but similar investment policies within each asset class might each invest in the same stock,
bond and money market funds. The    Fund-of-Funds Structure     allows
multiple funds with similar investment policies for a portion of their assets to consolidate portfolio management in a single pool for their
assets    that     are managed similarly. FMR and the Board of
Trustees continually review methods of structuring mutual funds to
take advantage of potential efficiencies    or other benefits    .
While neither FMR nor the Trustees have determined that a
   Fund-of-Funds     Structure is appropriate at this time, the
Trustees believe it could be in the best interests of the fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize the fund to invest all or a portion of its assets in one or more open-end investment companies. The Trustees will authorize such a
transaction only if a    Fund-of-Funds     Structure is permitted
under the fund's investment policies    and     if they determine that
a    Fund-of-Funds     Structure is in the best interest   s     of
the fund    and its shareholders    . The Trustees will specifically
consider the impact, if any, on fees paid by the fund as a result of
adopting a    Fund-of-Funds     Structure and the tax consequences to
the fund and its shareholders.

 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

 1. The New Declaration of Trust modifies the Current Declaration of
Trust to allow FMR    to enter into a Management Contract with     the
trust, on behalf of the fund,    and     to amend the fund's
Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a
majority of the outstanding voting securities of a fund to    enter
into and amend Management Contracts.     A corresponding change is
also proposed for the fund's Management Contract. For more information on this topic generally, see "Modification of Management Contract
Amendment Provisions" on page    25    .

    2. The New Declaration of Trust broadens the authority of the Trustees to redeem a shareholder for any reason deemed appropriate by the Trustees. The Trustees' ability to do so would be limited by the 1940 Act and other applicable legal and regulatory requirements. The Current Declaration of Trust explicitly allows the Trustees only to redeem shareholders who do not meet a fund's minimum balance requirement.

    3. The New Declaration of Trust explicitly allows the Trustees to effect Subportfolio Fund Structures, mergers, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

 4    . The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

    5    . The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; interpret the investment
policies, practices, and limitations of any fund   ; and deal in
shares of a fund    .

    6    . The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

    7. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

    8. The New Declaration of Trust clarifies that the Trustees may authorize dividends of fund property in addition to stock dividends.

    9. The New Declaration of Trust permits the rights and preferences of a Series or Class to be set forth in the registration statement for such Series or Class or in any other document in addition to in a resolution of the Board of Trustees.

 10    . Lastly, the New Declaration of Trust generally expands
various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.

    The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 26 for more
details.     THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT
IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. (For information on FMR, see the section entitled
"Activities and Management of FMR" on page        .)

 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is
supplied as Exhibit 2 on page        . Except for the modifications
discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning
on page        .) If approved by shareholders, the Amended Contract
will take effect on March 1, 2000 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 2000, and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 2000, and thereafter only as long as its continuance is approved at least annually as above.

 The management fee is an annual percentage of the fund's    monthly
    average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $156 billion.

 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $156 billion or less. Above $156 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1994, January 1, 1996, and August 1, 1999.

 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract revises the current fee breakpoints for assets under FMR's management above $156 billion and adds fifteen new fee breakpoints for assets under FMR's management above $336 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract"
beginning on page        .)

GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT                             AMENDED CONTRACT

Average Group Assets ($  Present Contract*   Average Group Assets ($  Amended Contract
billions)                                    billions)

120 - 174                .1450%              120 - 156                .1450%

174 - 228                .1400%              156 - 192                .1400%

228 - 282                .1375%              192 - 228                .1350%

282 - 336                .1350%              228 - 264                .1300%

Over 336                 .1325%              264 - 300                .1275%

                                             300 - 336                .1250%

                                             336 - 372                .1225%

                                             372 - 408                .1200%

                                             408 - 444                .1175%

                                             444 - 480                .1150%

                                             480 - 516                .1125%

                                             516 - 587                .1100%

                                             587 - 646                .1080%

                                             646 - 711                .1060%

                                             711 - 782                .1040%

                                             782 - 860                .1020%

                                             860 - 946                .1000%

                                             946 - 1,041              .0980%

                                             1,041 - 1,145            .0960%

                                             1,145 - 1,260            .0940%

                                             Over 1,260               .0920%


   * Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994, January 1, 1996, and August 1, 1999.

 The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*  Amended Contract

150                            .1736%             .1736%

200                            .1658%             .1652%

250                            .1604%             .1587%

300                            .1565%             .1536%

350                            .1533%             .1494%

400                            .1507%             .1459%

450                            .1487%             .1427%

500                            .1471%             .1399%

550                            .1457%             .1372%

600                            .1446%             .1349%

650                            .1437%             .1328%

700                            .1429%             .1309%

750                            .1422%             .1291%

800                            .1416%             .1275%

850                            .1411%             .1260%

900                            .1406%             .1246%

950                            .1402%             .1233%

1,000                          .1398%             .1220%

1,050                          .1394%             .1209%

1,100                          .1391%             .1197%

1,150                          .1388%             .1187%

1,200                          .1386%             .1177%

1,250                          .1383%             .1167%

1,300                          .1381%             .1158%

1,350                          .1379%             .1149%

1,400                          .1377%             .1141%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994, January 1, 1996, and August 1, 1999.

 Average assets under FMR's management for    October     1999 were
approximately $   757     billion.

 COMPARISON OF MANAGEMENT FEES. For the month ended    October
    1999, average assets under management by FMR were approximately
$   757     billion. The fund's management fee rate under the Amended
Contract, for the month ended    October     1999, would have been
0.   3789    %, compared to 0.392   1    % under the Present Contract.
The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $156 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

 The following chart compares the fund's management fee as calculated under the terms of the Present Contract for fiscal 1999 to the management fee the fund would have incurred if the Amended Contract
had been in effect.    Management fees are expressed in dollars and as
percentages of the fund's average net assets for the year.

Present Contract  Amended Contract  Percentage
Management Fee*   Management Fee    Difference

$ 4,511,375       $ 4,394,488        (2.59%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994, January 1, 1996, and August 1, 1999.

 The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended
   October 31, 19    99 to the management fee the fund would have
incurred if the Amended Contract had been in effect.    Management
fees are expressed in dollars and as percentages of the fund's average net assets for the year.

Present Contract  Amended Contract  Percentage
Management Fee*   Management Fee    Difference

$ 4,580,560       $ 4,438,931        (3.09%)


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994, January 1, 1996, and August 1, 1999.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 15, 1999 and October 14, 1999. The Board of Trustees considered and approved the modifications to the Group Fee
Rate schedule during the two month periods from    September to
October 1999, November to December 1995, and     June to July 1994.
The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and
(7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

5. TO MODIFY THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE AND ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would modify the fund's fundamental investment objective and eliminate certain of its fundamental investment policies. The proposal is intended to allow the fund to communicate more clearly its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The modifications to the fund's investment objective and elimination of the investment policies are not expected to materially affect the way the fund is managed.

 The fund's investment objective and certain fundamental investment policies of the fund currently read as follows:

 "Spartan New York Municipal Income Fund seeks as high a level of current income, exempt from federal and New York State and City income taxes, available from investing primarily in municipal securities judged by FMR to be of investment-grade quality. The fund may invest up to one-third of its assets in lower quality bonds, but may not purchase bonds that are judged by FMR to be equivalent quality to those rated lower than B."

 Because the fund's investment objective and foregoing policies are fundamental, they cannot be modified or eliminated without shareholder approval.

 If the proposal is approved, the fund's fundamental investment objective would read as follows (additional language is ((underlined)) and deleted language is [bracketed]):

 "Spartan New York Municipal Income Fund seeks [as] ((a)) high [a] level of current income, exempt from federal and New York State and City income taxes[, available from investing primarily in municipal securities judged by FMR to be of investment-grade quality. The fund may invest up to one-third of its assets in lower quality bonds, but may not purchase bonds that are judged by FMR to be equivalent quality to those rated lower than B]."

 DISCUSSION OF PROPOSED MODIFICATION. Modifying the fund's investment objective will allow the fund to communicate more clearly its investment objective to shareholders. Eliminating the foregoing fundamental policies will allow the fund to communicate more clearly its investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

 If the proposal is approved, the fund will continue to rely on its existing, more restrictive non-fundamental policy of investing in investment-grade securities. The fund does not currently invest, or intend to invest, in securities rated below investment-grade. As noted above, fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

 Modifying the fund's fundamental investment objective and eliminating the fundamental investment policies as described above will have no material effect on the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that    m    odifying
the fund's investment objective and eliminating certain fundamental investment policies regarding investment in investment-grade debt securities and securities rated below investment-grade will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect them. If the proposal is not approved by shareholders of the fund, the fund's current fundamental investment objective and policies will remain in effect.

6. TO ELIMINATE THE FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy. If shareholders approve this proposal, the Trustees intend to eliminate the fund's fundamental 80% investment policy and adopt a non-fundamental policy that uses an 80% "asset test," which is standard for other Fidelity municipal bond funds, rather than an "income test." Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed without shareholder approval. The elimination of the current fundamental policy and the adoption of the proposed non-fundamental policy is not expected to materially affect the way in which the fund is managed.

 The current fundamental 80% investment policy for the fund is as follows:

 "The fund will normally invest so that at least 80% of its income distributions are exempt from federal and New York State and City income taxes."

 If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to adopt the following non-fundamental policy:

 "The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes."

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will allow the Trustees to modify the fund's 80% policy, as necessary, to comply with the SEC's "name test rule" (Name Test Rule), if and when it is adopted, without having to incur the potential costs and delays of conducting a shareholder meeting.

 The SEC proposed the Name Test Rule in February 1997. The Name Test Rule governs the use of mutual fund names and, if and when eventually adopted by the SEC, may apply to the fund. If a definitive version of the rule is ultimately adopted, the fund's 80% policy may require modification to comply with the requirements of the definitive rule. Briefly stated, eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will give the Trustees the flexibility to comply more quickly with the definitive Name Test Rule, if and when adopted.

 In addition, because the proposed asset-based test can be efficiently monitored, adopting an asset-based 80% investment policy may facilitate the fund's compliance efforts.

 As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any future changes to the fund's proposed non-fundamental 80% policy, while not requiring shareholder approval, would require approval of the Board.

 In sum, it is not expected that approval of the proposal will have a material effect on the way the fund is currently managed. Rather, approval of the proposal will provide the Trustees with additional flexibility to respond to future regulatory changes and developments in the marketplace.

 CONCLUSION. The Board of Trustees believes that eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental 80% investment policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's disclosure is revised to reflect them. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental 80% policy will remain unchanged.

7. TO ELIMINATE THE FUND'S FUNDAMENTAL 20% INVESTMENT POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 20% investment policy. Eliminating this policy will allow the fund to standardize its investment policies in a manner consistent with other Fidelity state municipal bond funds.

 The current fundamental 20% investment policy for the fund is as follows:

 "During periods when FMR believes that New York municipals that meet the fund's standards are not available, the fund may invest up to 20% of its assets, or temporarily invest more than 20% of its assets, in obligations that are only federally tax exempt."

 If the proposal is approved, the fund's fundamental investment policy would be eliminated. Because the policy is fundamental, it cannot be modified or eliminated without shareholder approval.

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 20% investment policy will allow the fund to invest during normal market conditions in securities whose interest is not exempt from New York State and City personal income taxes, including shares of non-publicly offered money market or short-term bond funds managed by FMR or an affiliate of FMR. Providing the fund with additional flexibility to invest in securities whose interest is not exempt from New York State and City personal income taxes is consistent with the standard policy for other Fidelity state municipal bond funds. Eliminating the fundamental 20% investment policy will not affect the fund's investment objective of seeking a high level of current
income   ,     exempt from federal income tax and New York State and
City income taxes.

 CONCLUSION. The Board of Trustees has concluded that eliminating the fund's fundamental 20% investment policy will benefit the fund and the fund's shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the change will become effective when the fund's disclosure is revised to reflect it. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental 20% investment policy will remain unchanged.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Spartan New York Municipal Income Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 3 beginning on page    51    .

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; Peter S.
Lynch, Vice Chairman   ; and Abigail P. Johnson, Senior Vice
President    .    With the exception of Ms. Johnson, e    ach of the
Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, John H. Costello, Matthew N. Karstetter, Eric D. Roiter, Stanley N.
Griffith, Thomas    J.     Simpson, Richard A. Silver, Fred L.
Henning, Jr., Dwight D. Churchill, and Norman U. Lind are currently officers of the trust and officers or employees of FMR or FMR Corp.
With the exception of Mr. Karstetter   ,     all of these persons hold
or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail
P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period February 1, 1998 through    October 31    ,
199   8    , no transactions were entered into by Trustees and
nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FIMM

 FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.

 Funds with investment objectives similar to Spartan New York Municipal Income Fund for which FMR has entered into a sub-advisory agreement with FIMM, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 3 beginning on page    51    .

 The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert
C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East). In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT

 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 4.

 In addition to the management fee payable to FMR, the fund reimburses Citibank, N.A. (Citibank) for its services as the fund's custodian,
transfer agent, and service agent.    Prior to June 21, 1999,     the
fund reimbursed UMB Bank, n.a. (UMB) as the fund's custodian, transfer agent, and service agent. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with Citibank, pursuant to which Citibank bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.

 Effective June 21, 1999, Citibank has entered into a sub-agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agency, dividend disbursing and shareholder servicing functions for the fund. (Prior to June 21, 1999, UMB had a sub-agreement with FSC.) Under both sub-agreements, FSC bears the expense of typesetting, printing and mailing prospectuses, statements of additional information and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services. Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by UMB on behalf of the fund for the fiscal year ended January 31, 1999 were $1,452,005. Citibank did not pay any fees to FSC on behalf of the fund for the fiscal year ended January 31, 1999.

 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

    FMR is the fund's manager pursuant to a management contract dated February 1, 1994, which was approved by shareholders on January 19, 1994. The management contract was submitted to shareholders in connection with a proposal to provide lower fees when FMR's assets under management exceed certain levels.

 For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $702 billion of group net assets - the approximate level for January 1999 - was 0.1313%, which is the weighted average of the respective fee rates for each level of group net assets up to $702 billion.

 On August 1, 1999, January 1, 1996, and August 1, 1994, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual  Fee Rate

 0 - $3 billion       .3700%            $ 1 billion      .3700%

 3 - 6                .3400              50              .2188

 6 - 9                .3100              100             .1869

 9 - 12               .2800              150             .1736

 12 - 15              .2500              200             .1652

 15 - 18              .2200              250             .1587

 18 - 21              .2000              300             .1536

 21 - 24              .1900              350             .1494

 24 - 30              .1800              400             .1459

 30 - 36              .1750              450             .1427

 36 - 42              .1700              500             .1399

 42 - 48              .1650              550             .1372

 48 - 66              .1600              600             .1349

 66 - 84              .1550              650             .1328

 84 - 120             .1500              700             .1309

 120 - 156            .1450              750             .1291

 156 - 192            .1400              800             .1275

 192 - 228            .1350              850             .1260

 228 - 264            .1300              900             .1246

 264 - 300            .1275              950             .1233

 300 - 336            .1250              1,000           .1220

 336 - 372            .1225              1,050           .1209

 372 - 408            .1200              1,100           .1197

 408 - 444            .1175              1,150           .1187

 444 - 480            .1150              1,200           .1177

 480 - 516            .1125              1,250           .1167

 516 - 587            .1100              1,300           .1158

 587 - 646            .1080              1,350           .1149

 646 - 711            .1060              1,400           .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

Over 1,260            .0920


 The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for January 1999, the fund's annual management fee rate would be calculated as follows:

Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

0.1313%         +  0.2500%                   =  0.3813%


 One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

 During fiscal 1999, FMR received $4,394,488 for its services as investment adviser to the fund. This fee was equivalent to 0.38% of the average net assets of the fund.

 FMR may, from time to time, agree to reimburse all or a portion of the fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

 FMR has agreed, subject to revision or termination, to reimburse the fund to the extent that its total operating expenses, as a percentage of its respective average net assets exceed 0.53%.

SUB-ADVISORY AGREEMENTS

 FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the fund. Under the sub-advisory agreement, dated January 1, 1999, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended January 31, 1999, FMR paid FIMM fees
of $187,375 on    behalf of Spartan New York Municipal Income
Fu    nd.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

 During fiscal 1999, the fund paid no brokerage commissions to affiliated brokers.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

 THE LANGUAGE TO BE ADDED TO THE CURRENT    AMENDED AND RESTATED
DECLARATION OF TRUST IS ((UNDERLINED)), AND THE LANGUAGE TO BE DELETED IS SET FORTH IN [BRACKETS]. HEADINGS THAT WERE UNDERLINED IN THE
TRUST'S CURRENT    AMENDED AND RESTATED     DECLARATION OF TRUST
REMAIN UNDERLINED IN THIS EXHIBIT.

((FORM OF))
((AMENDED AND RESTATED DECLARATION OF TRUST))
((FIDELITY NEW YORK MUNICIPAL TRUST))
DATED [MARCH 17, 1994]((_____________))

 AMENDED AND RESTATED DECLARATION OF TRUST, made [March 17,
1994]((______)) by each of the Trustees whose signature is affixed hereto (the "Trustees")((.))

 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of
Trust)) to incorporate amendments duly adopted; and

 WHEREAS, this Trust was initially made on April 25, 1983 by Edward C. Johnson 3d, Caleb Loring, Jr., and Frank Nesvet in(( ))order to
establish a trust    [fund]     for the investment and reinvestment of
funds contributed thereto;

 NOW, THEREFORE, the Trustees declare that all money and property
contributed to the trust    [fund]     hereunder shall be held and
managed in [T]((t))rust under this ((Amended and Restated))
Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

 [Section 1.]((SECTION 1.)) This Trust shall be known as "Fidelity New York Municipal Trust((.))"[.]

DEFINITIONS

 [Section 2.]((SECTION 2.)) Wherever used herein, unless otherwise required by the context or specifically provided:

 (a) The [T]((t))erms "Affiliated Person((,))"[,] "Assignment((,))"[,] "Commission((,))"[,] "Interested Person((,))"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time]((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder));

 (((b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;))

 (((c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;))

 (((d) "Declaration of Trust" means this Amended and Restated
Declaration of Trust, as further amended and restated, from time to time;))

 [(c)](((e))) "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;

 [(d)](((f))) "Shareholder" means a record owner of Shares of the Trust;

 [(f)](((g))) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of ((the Trust or)) each Series shall be divided from time to time, [and includes]((including such Class or Classes of Shares as the Trustees may from time to time create and establish and including)) fractions of [s]((S))hares as well as whole [s]((S))hares ((as)) consistent with the requirements of Federal and/or [other]((state)) securities laws; [and]

 (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III.

 [(b)](((i))) [The] "Trust" refers to Fidelity New York Municipal
Trust and reference to the Trust, when applicable to one or more
Series of the Trust, shall refer to any such Series;

 [(e)](((j))) [The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((and))

 [(g)](((k))) [The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II
PURPOSE OF TRUST

 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

 [Section 1.]((SECTION 1.)) The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited((.)) [and each] ((Each)) Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the Shareholders of ((any Series or Class of)) the Trust (((a))) to create and establish (and to change in any manner) Shares ((or any Series or Classes thereof)) with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((,)) determine[,]((; (b))) to divide or combine the Shares ((or any Series or Classes thereof)) into a greater or lesser number[,]((; (c))) to classify or reclassify any issued Shares into one or more Series ((or Classes)) of Shares[,]((;
(d))) to abolish any one or more Series ((or Classes)) of Shares[,]((;)) and (((e))) to take such other action with respect to the Shares as the Trustees may deem desirable.

[ESTABLISHMENT OF SERIES]ESTABLISHMENT OF SERIES AND CLASSES

 [Section 2.]((SECTION 2.)) The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of
such Series ((or Class,    whether directly in such resolution or by
reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the
Trust, or as otherwise provided in such resolution.    )) At any time
that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish ((such)) [that] Series ((or Class)) and the establishment and designation thereof.

OWNERSHIP OF SHARES

 [Section 3.]((SECTION 3.)) The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust ((as kept by the Trust or any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

 [Section 4.]((SECTION 4.)) The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash((,)) [or] securities((, or other property)) in which the appropriate Series is authorized to invest, valued as provided in
Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.

[ASSETS AND LIABILITIES OF SERIES]((ASSETS AND LIABILITIES OF SERIES
AND CLASSES))

 [Section 5.]((SECTION 5.)) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange((,)) or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition((,)) any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which]((that)) are not readily identifiable as belonging to any particular Series ((or Class,)) shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes[,] and shall be referred to as assets belonging to that Series ((or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] ((or of its agent or agents)) and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges((,)) and reserves attributable to that Series((, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class)). Any general liabilities, expenses, costs, charges((,)) or reserves of the Trust [which]((that)) are not readily identifiable as belonging to any particular Series ((or Class)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((or Classes)) in such manner as the Trustees((,)) in their sole discretion((,)) deem fair and equitable ((and shall be referred to as "liabilities belonging to" that Series or Class)). Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

NO PREEMPTIVE RIGHTS

 [Section 6.]((SECTION 6.)) Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

[LIMITATION OF PERSONAL LIABILITY]((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))

 [Section 7.]((SECTION 7.)) ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any [s]((S))hareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to the Trust [and its]((or to one or more Series and its or their)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee))).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

 [Section 1.]((SECTION 1.)) The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: INITIAL TRUSTEES]((INITIAL TRUSTEES; ELECTION))

 [Section 2.]((SECTION 2.)) ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]

TERM OF OFFICE OF TRUSTEES

 [Section 3.]((SECTION 3.)) The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

 [Section 4.]((SECTION 4.)) In case of the declination, death, resignation, retirement, ((or)) removal[, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number ((of the Trustees)), or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of] 1940 ((Act)). Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)).

[TEMPORARY ABSENCE OF TRUSTEE]((TEMPORARY ABSENCE OF TRUSTEES))

 [Section 5.]SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

 [Section 6.]((SECTION 6.)) The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

 [Section 7.]((SECTION 7.)) The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

 [Section 8.]((SECTION 8.)) The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust ((or Series)).

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

 [Section 1.]((SECTION 1.)) The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which]((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose
of this Trust. Subject to any applicable limitation in    [the]
((this)    ) Declaration of Trust or the Bylaws of the Trust, ((if
any,)) the Trustees shall have [the] power and authority:

 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge,
mortgage, hypothecate, write options on   ((,))     and lease any or
all of the assets of the Trust.

 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

 (d) To employ [a] ((one or more)) bank((s,)) [or] trust
   [company]((companies, companies     that are members of a national
securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

 (e) To retain a transfer agent and Shareholder servicing agent, or both.

 (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

 (g) To set record dates in the manner hereinafter provided for.

 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent]((investment adviser, manager)), custodian((,)) [or] underwriter((, or other agent or independent contractor)).

 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].

 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws)).

 (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate)), provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.

 (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.

 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

 (r) To borrow money((,)) [from a bank] and to pledge, mortgage((, or)) [and] hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

 (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

 (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.))

 (((u) To interpret the investment policies, practices or limitations of any Series.))

 (((v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.))

 [(t)](((w))) Notwithstanding any other provision hereof, to invest all ((or a portion)) of the assets of any Series in [a single]((one or more)) open-end investment compan[y]((ies)), including investment by means of transfer of such assets in exchange for an interest or interests in such investment company ((or companies or by any other method approved by the Trustees)).

 (((x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))

 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.))

 ((The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

 [Section 2.]((SECTION 2.)) Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, if any)).

ACTION BY THE TRUSTEES

 [Section 3.]((SECTION 3.)) ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of]((at which)) the Trustees ((are present in person)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((, telefax,)) [or] telegram((, or other electro-mechanical means)) sent to his home or business address at least twenty-four (((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))

CHAIRMAN OF THE TRUSTEES

 [Section 4.]((SECTION 4.)) The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

 [Section 1.]((SECTION 1.)) Subject to the provisions of Article III,
Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation[,]((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
[INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT]
((INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT))

INVESTMENT ADVISER

 [Section 1.]((SECTION 1.)) [Subject to a Majority Shareholder Vote]((Subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder)), the Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

 [Section 2.]((SECTION 2.)) The Trustees may in their discretion from time to time enter into [(a)]((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any[;]((.)) [and s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

 [Section 3.]((SECTION 3.)) The Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into [a]((one or more)) transfer agency and Shareholder service contract((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The]((Such)) contract((s)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

 [Section 4.]((SECTION 4.)) Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

 [Section 5.]((SECTION 5.)) Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and
subject to the requirements of Section 15 of the 1940 Act(   (,)    )
((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)) [(including any amendments thereof] ((())or other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote].

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

 [Section 1.]((SECTION 1.)) The Shareholders shall have power to vote [(i)](((a))) for the election of Trustees as provided in Article IV,
Section 2[, (ii)]((; (b))) for the removal of Trustees as provided in
Article IV, Section 3(d)[, (iii)]((; (c))) with respect to any investment advisory or management contract as provided in Article VII, Section((s)) 1 ((and 5))[,]((; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4;)) [(iv)](((e))) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7[, (v)]((; (f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and [(vi)](((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]((s))tate, as the Trustees may consider desirable.

 On any matter submitted to a vote of the Shareholders, all [s]((S))hares shall be voted by individual Series, ((except as provided in the following sentence and)) except [(i)](((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes.)) A [s]((S))hareholder of each Series ((or Class thereof)) shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value[)] per share(())) of such Series[,] ((or Class thereof)) on any matter on which such [s]((S))hareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust((, if any,)) to be taken by Shareholders.

MEETINGS

 [Section 2.]((SECTION 2.)) The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10)))of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, [as the same may be amended from time to time,] ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

 [Section 3.]((SECTION 3.)) A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series ((or Class))[,] then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series ((or Class)), then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

 [Section 1.]((SECTION 1.)) The Trustees shall at all times employ a bank((, a company that is a member of a national securities exchange,)) [or] trust company((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations [or]((and)) other requirements, if any, as may be contained in the Bylaws of the Trust((,))(( if any)):

 (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

 (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

 (3) to disburse such funds upon orders or vouchers;

  and the Trust may also employ such custodian as its agent:

 (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

 (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series ((or Class thereof)) in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

 [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank((, a company that is a member of a national securities exchange,)) [or] trust company((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) [organized under the laws of the United States or one of the states thereof and] having capital, surplus, and undivided profits of at least two million dollars ($2,000,000)((,)) or such other [person]((amount)) as [may]((shall)) be [permitted]((allowed)) by the Commission[,] or [otherwise in accordance with]((by)) the 1940 Act [as from time to time amended].

[CENTRAL CERTIFICATE SYSTEM]CENTRAL DEPOSITORY SYSTEM

 [Section 2.]((SECTION 2.)) Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents)).

ARTICLE X
[DISTRIBUTIONS AND REDEMPTIONS]DISTRIBUTIONS, REDEMPTIONS AND
DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

[Section 1.]((SECTION 1.))

 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

 (b) The Trustees shall have ((the)) power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series((, or Classes thereof,)) at the election of each Shareholder of that Series.

 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a dividend of stock or other property)) pro rata among the Shareholders of a particular Series((, or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII,)) Section 3 [hereof a "stock dividend"].

REDEMPTIONS

 [Section 2.]((SECTION 2.)) In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this
Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

[DETERMINATION OF NET ASSET VALUE]DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

 [Section 3.]((SECTION 3.)) The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series[,] ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value [par]((per)) Share last determined to be determined again in ((a)) similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

 [Section 4.] ((SECTION 4.)) The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))

((REDEMPTION OF SHARES))

 ((SECTION 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto),
(ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.))

 ((The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.))

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

 [Section 1.]((SECTION 1.)) Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION]INDEMNIFICATION OF COVERED PERSONS

[Section 2.]((SECTION 2.))

 (a) Subject to the exceptions and limitations contained in Section
(b) below:

  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

 (b) No indemnification shall be provided hereunder to a Covered
Person:

  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,

   (A) by the court or other body approving the settlement;

   (B) by at least a majority of those Trustees who are neither
[i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

   (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)](((i))) such Covered Person shall have provided appropriate security for such undertaking[,]((;)) [(b)](((ii))) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)](((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

[SHAREHOLDERS]INDEMNIFICATION OF SHAREHOLDERS

 [Section 3.]((SECTION 3.)) In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

[TRUST NOT A PARTNERSHIP]TRUST NOT A PARTNERSHIP, ETC.

 [Section 1.]((SECTION 1.)) It is hereby expressly declared that a trust ((is created hereby)) and not a partnership((, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust)) [is created hereby]. No Trustee hereunder shall have any power to ((personally)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

[TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY]
TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

 [Section 2.]((SECTION 2.)) The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this
Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

 [Section 3.]((SECTION 3.)) The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date[,] not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]((DURATION: TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))

 [Section 4.]

 [(a)] ((SECTION 4.1. DURATION.)) [This]((The)) Trust shall continue without limitation of time((,)) but subject to the provisions of [sub-section (b) of] this [Section 4]((Article XII)).

 ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))

  (((i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;))

  (((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))

  (((iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and))

 (((b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.))

 ((SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.))

 ((SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.))

 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

  [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

  [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

 [Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]

 [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

FILING OF COPIES, REFERENCES, AND HEADINGS

 [Section 5.]((SECTION 5.)) The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 [Section 6.]((SECTION 6.)) The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions)).

AMENDMENTS

 ((SECTION 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII;
(b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this
Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))

 [Section 7. If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or suplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.]

FISCAL YEAR

 [Section 8.]((SECTION 8.)) The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, ((if any,)) provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

 Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity((.))"[.] FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations((,)) or businesses [which]((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

 ((SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.))

 (((b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))

 [IN WITNESS WHEREOF,]((IN WITNESS WHEREOF,)) the undersigned, being all of the Trustees of the Trust, have executed this instrument [this 17th day of March, 1994]((as of the date set forth above)).

[SIGNATURE LINES OMITTED]

EXHIBIT 2

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

((FORM OF))
MANAGEMENT CONTRACT
BETWEEN
FIDELITY NEW YORK MUNICIPAL TRUST:
[FIDELITY NEW YORK TAX-FREE HIGH YIELD PORTFOLIO]
((SPARTAN NEW YORK MUNICIPAL INCOME FUND))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [Modification] ((AMENDMENT)) made this [1st]((___))day of [February, 1994]((_____)), by and between Fidelity New York Municipal Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of [Fidelity New York Tax-Free High Yield Portfolio]((Spartan New York Municipal Income Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract [modified January 1, 1989]((dated February 1, 1994,)) to a modification of said Contract in the manner set forth below. The [Modified]((Amended)) Management Contract shall((,)) when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the later of February 1, 1994 or the first day of the month following approval]((_____)).

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company]((fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets       Annualized Fee Rate (for each
                         level)


0        -  $ 3 billion  .3700%

3        -  6            .3400

6        -  9            .3100

9        -  12           .2800

12       -  15           .2500

15       -  18           .2200

18       -  21           .2000

21       -  24           .1900

24       -  30           .1800

30       -  36           .1750

36       -  42           .1700

42       -  48           .1650

48       -  66           .1600

66       -  84           .1550

84       -  120          .1500

[120     -  174]         [.1450]

[174     -  228]         [.1400]

[228     -  282]         [.1375]

[282     -  336]         [.1350]

[Over       336]         [.1325]

((120    -  156))        ((.1450))

((156    -  192))        ((.1400))

((192    -  228))        ((.1350))

((228    -  264))        ((.1300))

((264    -  300))        ((.1275))

((300    -  336))        ((.1250))

((336    -  372))        ((.1225))

((372    -  408))        ((.1200))

((408    -  444))        ((.1175))

((444    -  480))        ((.1150))

((480    -  516))        ((.1125))

((516    -  587))        ((.1100))

((587    -  646))        ((.1080))

((646    -  711))        ((.1060))

((711    -  782))        ((.1040))

((782    -  860))        ((.1020))

((860    -  946))        ((.1000))

((946    -  1,041))      ((.0980))

((1,041  -  1,145))      ((.0960))

((1,145  -  1,260))      ((.0940))

((Over      1,260))      ((.0920))


  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
((0)).25%.

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses((,)) [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, [1994]((___)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS

INVESTMENT  OBJECTIVE AND FUND  FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                     (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                         TO FMR (C)

MUNICIPAL INCOME (D)

Advisor Intermediate
Municipal Income(x)

 Class A                         10/31/98            $ 0.8                0.38%

 Class T                         10/31/98             53.1                0.38

 Class B                         10/31/98             8.4                 0.38

 Class C                         10/31/98             0.5                 0.38

 Institutional Class             10/31/98             6.1                 0.38

Advisor Municipal Income(x)

 Class A                         10/31/98             5.1                 0.39

 Class T                         10/31/98             383.4               0.39

 Class B                         10/31/98             47.1                0.39

 Class C                         10/31/98             3.0                 0.39

 Institutional Class             10/31/98             2.7                 0.39

Spartan Connecticut Municipal    11/30/98             356.2               0.55
Income

Spartan Florida Municipal        11/30/98             431.3               0.55
Income

Spartan Municipal Income         11/30/98             2,937.2             0.38

Spartan New Jersey Municipal     11/30/98             373.9               0.55
Income

Spartan Intermediate             12/31/98             1,128.0             0.35
Municipal Income

Spartan Michigan Municipal       12/31/98             465.2               0.38(z)
Income

Spartan Minnesota Municipal      12/31/98             303.0               0.35(z)
Income

Spartan Ohio Municipal Income    12/31/98             390.7               0.38(z)

Spartan Pennsylvania             12/31/98             265.8               0.55
Municipal Income

Spartan Massachusetts            1/31/99              1,299.6             0.38
Municipal Income

Spartan New York Municipal       1/31/99              1,144.6             0.38(z)
Income

Spartan California Municipal     2/28/99              1,280.7             0.38
Income

Spartan Arizona Municipal        8/31/99              27.4                0.55
Income

Spartan Maryland Municipal       8/31/99              47.4                0.55
Income

Spartan Short-Intermediate       8/31/99              668.1               0.55
Municipal Income


   (a) All fund data are as of the fiscal year end noted in the chart or as of September 30, 1999, if fiscal year end figures are not available.

   (b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

   (c) Reflects reductions for any expense reimbursement paid by or due from Fidelity Management & Research Company (FMR) pursuant to voluntary expense limitations. Funds so affected are indicated by a
(z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

(d) FMR has entered into sub-advisory agreements with Fidelity
Investments Money Management, Inc. with respect to    each fund.

Spartan, Fidelity, Fidelity Investments, and Magellan are registered
trademarks of FMR Corp   .

NYT-PXS-1299                                  CUSIP#316337203/FUND#071
1.731667.100

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY NEW YORK MUNICIPAL TRUST: SPARTAN NEW YORK MUNICIPAL INCOME
FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and    Gerald C. McDonough, or an    y
one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity New York Municipal Trust: Spartan New York Municipal Income Fund which the undersigned is entitled to vote at the
Special Meeting of Shareholders of the fund to be held at    an
    office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 16, 2000 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        _____________
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

    [cusip # 316337203/fund # 071]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED ((FOR)) THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE ((FOR)) EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the twelve nominees   [  ] FOR all nominees listed  [  ] WITHHOLD authority to    1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Ralph F. Cox, Phyllis Burke  contrary below).
    Davis, Robert M. Gates,
    Edward C. Johnson 3rd,
    Donald J. Kirk, Ned C.
    Lautenbach, Peter S. Lynch,
    William O. McCoy, Gerald C.
    McDonough, Marvin L. Mann,
    Robert C. Pozen, and Thomas
    R. Williams.   (INSTRUCTION:
     TO WITHHOLD AUTHORITY TO
    VOTE FOR ANY INDIVIDUAL
    NOMINEE(S), WRITE THE
    NAME(S) OF THE NOMINEE(S) ON
    THE LINE BELOW.)



______________________________________________________________________


2.  To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    Deloitte & Touche LLP as
    independent accountants of
    the fund.

3.  To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of Trust.

4.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

5.  To modify the fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    fundamental investment
    objective and eliminate
    certain fundamental
    investment policies of the
    fund.

6.  To eliminate the fund's         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    fundamental 80% investment
    policy and adopt a
    comparable non-fundamental
    policy.

7.  To eliminate the fund's         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    fundamental 20% investment
    policy.





[NYS-PXC-1299]                          [cusip # 316337203/fund # 071]

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

SPARTAN(Registered trademark) NEW YORK MUNICIPAL INCOME FUND

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Spartan New York Municipal Income Fund will be held on February 16, 2000. The purpose of the meeting is to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote FOR each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
You may be asked to vote on the following proposals:
1. To elect a Board of Trustees.
2. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.
3. To authorize the Trustees to adopt an amended and restated
   Declaration of Trust.
4. To approve an amended management contract for the fund.
5. To modify the fund's fundamental investment objective and eliminate certain fundamental investment policies of the fund.
6. To eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.
7. To eliminate the fund's fundamental 20% investment policy.

WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of the fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. They also sign or certify any financial statements of the fund that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

WHY IS THE FUND PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.

Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the fund's shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.

WHY IS THE FUND PROPOSING AN AMENDED MANAGEMENT CONTRACT? (PROPOSAL 4) The amended management contract provides for lower management fees to be paid to Fidelity Management & Research Company (FMR) when FMR's assets under management exceed certain levels. The fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 (1940 Act).

The amended management contract will result in a management fee that is the same as or lower than the fee payable under the fund's present contract. Please refer to the proxy statement for specific details of the amended management contract proposal.

WHY IS THE FUND PROPOSING TO MODIFY ITS FUNDAMENTAL INVESTMENT
OBJECTIVE AND ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES?
(PROPOSAL 5)

The primary purpose of this proposal is to allow the fund to more clearly communicate its investment strategy by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The modifications to the fund's investment objective, and elimination of the investment policies is not expected to materially effect the way the fund is managed.

WHY IS THE FUND PROPOSING TO ELIMINATE ITS FUNDAMENTAL 80% INVESTMENT POLICY AND REPLACE IT WITH A COMPARABLE NON-FUNDAMENTAL POLICY?
(PROPOSAL 6)

By making the fund's fundamental (cannot be changed without shareholder approval) 80% investment policy non-fundamental (future changes to the policy would only require approval by the Board of Trustees, not shareholders), the Trustees will be able to comply more quickly when the SEC adopts a definitive version of its proposed name test rule (Name Test Rule). The Name Test Rule governs the use of mutual fund names and, if and when eventually adopted by the SEC, may apply to the fund. In addition, if the proposal is approved, the fundamental 80% "income test" will be replaced with a non-fundamental "asset test. " An asset-based test can be monitored efficiently, which may facilitate the fund's compliance efforts.

WHY IS THE FUND PROPOSING TO ELIMINATE ITS FUNDAMENTAL 20% INVESTMENT POLICY? (PROPOSAL 7)

The primary purpose of this proposal is to allow the fund to standardize its investment policies in a manner consistent with other Fidelity state municipal bond funds. The elimination of this policy will not effect the fund's investment objective of seeking a high level of current income exempt from federal income tax and New York state and city income taxes.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is December 20, 1999.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-6666.

HOW DO I SIGN THE PROXY CARD?

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."